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                                                               Exhibit 4(a)(iii)
                                                               -----------------
                              CERTIFICATE OF TRUST

                                       OF

                 HAWAIIAN ELECTRIC INDUSTRIES CAPITAL TRUST III


          THIS Certificate of Trust of Hawaiian Electric Industries Capital Trust III (the "Trust"), dated as of December 19, 1996, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 DEL. C. (S)3801, et seq.).
                                -------          ------

          1.   Name.  The name of the business trust formed hereby is Hawaiian
               ----
Electric Industries Capital Trust III.

          2.   Delaware Trustee.  The name and business address of the trustee
               ----------------
of the Trust in the State of Delaware are The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

          3.   Effective Date.  This Certificate of Trust shall be effective
               --------------
upon filing.

          IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.


                         THE BANK OF NEW YORK, not in its individual capacity but solely as trustee of the Trust

                         By: /s/ Byron Merino
                             -----------------------------------
                             Name:  Byron Merino
                             Title:  Assistant Treasurer


                         THE BANK OF NEW YORK (DELAWARE), not in its individual capacity but solely as trustee of the Trust

                         By: /s/ Melissa J. Beneduce
                             -----------------------------------
                             Name:  Melissa J. Beneduce
                             Title:  Assistant Treasurer


                         Robert F. Clarke, not in his individual capacity, but solely as trustee of the Trust

                         /s/ Robert F. Clarke
                         ------------------------------------
                                     Signature
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                         Robert F. Mougeot, not in his individual capacity, but
                         solely as trustee of the Trust

                         /s/ Robert F. Mougeot
                         -----------------------------------
                                      Signature



                         Constance H. Lau, not in her individual capacity, but solely as trustee of the Trust

                         /s/ Constance H. Lau
                         -----------------------------------
                                      Signature


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